                                          ----------------------------------
                                                     OMB APPROVAL
                                          ----------------------------------
                                          OMB NUMBER:              3235-0145
                                          Expires:          October 31, 1994
                                          Estimated average burden
                                          hours per response. . . . . .14.90
                                          ----------------------------------

                         Exhibit II to Amendment No. 2





                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 13G
                                 (RULE 13d-102)

            INFORMATION STATEMENT PURSUANT TO RULES 13d-1 AND 13d-2
                   UNDER THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.           )*
                                             ----------



                                  BOOKER PLC
-------------------------------------------------------------------------------
                                (Name of Issuer)

                    Common Stock, par value 0.25p per share
-------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                   098561202
                                ----------------
                                 (CUSIP Number)



Check the following box if a fee is being paid with this statement [X]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).



                              Page 10 of 17 pages

CUSIP No.    098561202                13G           Page   2   of   7   Pages
          ------------------                             -----    -----

-------------------------------------------------------------------------------------------------------------------------------
    1     NAME OF REPORTING PERSON
          S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                   B.A.T Industries p.l.c.

-------------------------------------------------------------------------------------------------------------------------------
    2     CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                         (a) [ ]

                                                                                                                    (b) [ ]

-------------------------------------------------------------------------------------------------------------------------------
    3     SEC USE ONLY



-------------------------------------------------------------------------------------------------------------------------------
    4     CITIZENSHIP OR PLACE OF ORGANIZATION


                England

-------------------------------------------------------------------------------------------------------------------------------
                           5     SOLE VOTING POWER

                                          -0-
      NUMBER OF
        SHARES         --------------------------------------------------------------------------------------------------------
     BENEFICIALLY          6     SHARED VOTING POWER
       OWNED BY
         EACH                             12,997,320
      REPORTING
        PERSON         --------------------------------------------------------------------------------------------------------
         WITH              7     SOLE DISPOSITIVE POWER

                                          -0-

                       --------------------------------------------------------------------------------------------------------
                           8     SHARED DISPOSITIVE POWER

                                          12,997,320

-------------------------------------------------------------------------------------------------------------------------------
    9     AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                   12,997,320


-------------------------------------------------------------------------------------------------------------------------------
   10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                          [ ]


                   N.A.

-------------------------------------------------------------------------------------------------------------------------------
   11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                   6.10%

-------------------------------------------------------------------------------------------------------------------------------
   12     TYPE OF REPORTING PERSON*

                   HC

-------------------------------------------------------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!

                              Page 11 of 17 pages

Item 1(a).          Name of Issuer:
----------
                    BOOKER PLC


Item 1(b).          Address of Issuer's Principal Executive Office:
----------
                    Portland House
                    Stag Place
                    London SW14 5AY
                    England


Item 2(a).          Name of Person Filing:
----------
                    B.A.T Industries p.l.c., an English corporation ("B.A.T").


Item 2(b)           Address of Principal Business Office or, if none,
----------          Residence:

                    B.A.T Industries p.l.c.
                    Windsor House
                    50 Victoria Street
                    London SW1H ONL
                    England


Item 2(c).          Citizenship:
----------
                    England


Item 2(d).          Title of Class of Securities:
----------
                    Common stock, par value 0.25p per share


Item 2(e).          CUSIP Number: 098561202
----------

Item 3.             This statement is filed pursuant to Rule 13d-1(b) by B.A.T,
----------          a Parent Holding Company, in accordance with
                    Section 240.13d-1(b)(ii)(G).


                              Page 12 of 17 pages

Item 4.     Ownership:
-------
           (a)      Amount Beneficially Owned:

                              12,997,320

                    The shares being reported were acquired by various investment funds for which subsidiaries of B.A.T act as manager and investment adviser and exercise investment discretion. No such subsidiary beneficially owns in excess of 5% of the class of shares for which this report is being made. The filing of this statement by B.A.T. shall not be construed as an admission that B.A.T. is, for the purposes of Section 13(d) or 13(g) of the Act or under the laws or regulations of the United Kingdom, the beneficial owner of any securities covered by this statement.

           (b)      Percent of Class:

                              6.10%

           (c)      Number of shares as to which person has:

                   (i)       sole voting power:                - 0 -
                   (ii)      shared voting power:              12,997,320
                   (iii)     sole disposition power:           - 0 -
                   (iv)      shared disposition power:         12,997,320


Item 5.    Ownership of Five Percent or Less of a Class:
-------
           Not Applicable.


Item 6.    Ownership of More than Five Percent on Behalf of Another Person:
-------
           Not Applicable.


Item 7.    Identification and Classification of the Subsidiary Which Acquired
-------    the Security Being Reported on by the Parent Holding Company:


Item 8.    Identification and Classification of Members of the Group:
-------
           Not Applicable.


                              Page 13 of 17 pages

Item 9.    Notice of Dissolution of the Group:
-------
           Not Applicable.


Item 10.   Certification:
--------
           By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purposes or effect.


                              Page 14 of 17 pages

                                   SIGNATURES


                   After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                     B.A.T INDUSTRIES p.l.c.


Dated February 9, 1995               By:  /s/ Anthony Robert Holliman
                                        -----------------------------
                                        Name:   Anthony Robert Holliman
                                        Title: Assistant Corporate Secretary




                              Page 15 of 17 pages

                                 Exhibit Index


Exhibit            Description                                     Page Number
-------            -----------                                     -----------
   I               Identification and Classification                  17
                   of Subsidiaries



                              Page 16 of 17 pages

                                   Exhibit I



                   The shares of BOOKER PLC which are the Subject of this
Schedule 13G were acquired by various investment funds for which subsidiaries of B.A.T. act as manager and investment adviser and exercise investment discretion. The identity of such subsidiaries is as follows:


                   Allied Dunbar Assurance plc
                   Allied Dunbar Centre
                   Swindon SN1 1EL
                   England

                   Allied Dunbar Unit Trusts plc
                   Allied Dunbar Centre
                   Swindon SN1 1EL
                   England

                   Allied Dunbar International Fund Managers Limited Allied Dunbar International Centre
                   Lord Street
                   Douglas
                   Isle of Man

                   Eagle Star Unit Managers Limited
                   60 St. Mary Axe
                   London EC3A 8JQ
                   England


                   Each of the foregoing subsidiaries is an insurance company for purposes of Item 3 of this Statement.



                              Page 17 of 17 pages